UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 17, 2017

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company has defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors (the “Board”) of United Parcel Service, Inc. (the “Company”) has approved amendments to the Company’s Amended and Restated Bylaws (as amended, the “Bylaws”).  The amendments took effect on November 17, 2017.  The amendments implement proxy access, effective for meetings starting with the 2019 Annual Shareowner meeting, and make certain other changes, as described below.  The description of the Bylaw amendments is qualified in its entirety by reference to the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

•                  A new Section 11 has been added to Article II of the Bylaws to permit a shareowner, or group of up to 20 shareowners, owning at least 3% of the Company’s outstanding stock continuously for at least three years, to nominate and include in the Company’s proxy materials for an annual meeting of shareowners, director nominees constituting 20% of the Board or two directors (whichever is greater), provided that the shareowner(s) and the director nominee(s) satisfy the requirements specified in the Bylaws.

•                  The advance notice provisions in Section 10 of Article II have been updated to: (1) accommodate the adoption of proxy access; (2) align the advance notice deadlines with practice at other companies by adopting a window for shareholders to provide notice of nominations and other business; (3) extend certain disclosure requirements to “control persons”; (4) reflect other practice developments in recent years; and (5) include certain defined terms and make certain other minor administrative, clarifying and conforming changes.

•                  A new subsection 9.4 has been added to Article II of the Bylaws to require all advance notice and proxy access nominees, in connection with being nominated, to provide the Company with completed and signed questionnaires required of the Company’s directors and make representations to the Company regarding certain matters including disclosure of voting agreements and third-party compensation, and compliance with Company policies.

•                  The amendments modernize the Bylaws and add flexibility on the approach to Board leadership by moving the position descriptions for the Chairman and Vice Chairman from the “Officers” section of the Bylaws to Sections 14 and 15 of Article III (“Board of Directors”).

•                  Article III has been amended to update various provisions relating to Board meetings, including increasing the number of directors needed to call a special Board meeting from one to a majority of directors in office (Section 7).

•                  Section 10 of Article III has been amended to align the Bylaws with provisions in the Delaware General Corporation Law on director resignations.  Similar amendments were made for committee and officer resignations in Section 4 of Article IV and Section 5 of Article V, respectively.

•                  Article IV has been amended to provide flexibility by permitting committees with a minimum of one (rather than two) members and to increase the minimum notice for committee meetings to 24 hours, which can be waived (Section 1 and Section 6, respectively).

•                  The indemnification provisions in Section 14 of Article V have been updated to reflect developments in Delaware law and company practices, and to outline a process for requesting and authorizing payment.

•                  A new Article XI has been added to include an exclusive forum bylaw, consistent with amendments to the Delaware General Corporation Law authorizing the adoption of exclusive forum provisions.  Article XI designates the Delaware Court of Chancery as the sole and exclusive forum for certain legal actions involving the Company unless the Company selects or consents to the selection of an alternative forum.

•                  A new Article XII has been added to include emergency bylaws that would apply in certain emergency situations, allowing the Board or a committee to meet even though the usual quorum of directors is not available.

•                  Various provisions of the Bylaws were also amended to: (1) reflect changes under the Delaware General Corporation Law that permit the use of technology in a variety of areas, including shareowner meetings; and (2) establish clear rules about the Board’s and the Chairman of the Board’s authority with respect to shareowner meetings.

•                  Finally, the Bylaw amendments also include a number of other immaterial modifications intended to update various provisions in light of statutory and regulatory changes and to provide clarification and consistency.

As a result of the amendments to the advance notice provisions of the Bylaws, any shareowner who wishes to nominate persons for election to the Board or propose business at the 2018 Annual Meeting of Shareholders (not including a proposal submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act) must deliver a notice of the matter under Section 10.1 of the Bylaws, and the notice must be received by our Corporate Secretary not later than the close of business on the 90th day and not earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting.  Limited exceptions apply if the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year’s annual meeting.  Therefore, any notice intended to be given by a shareowner under the advance notice provisions with respect to the 2018 Annual Meeting of Shareowners pursuant to our Bylaws must be received by our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 not later than the close of business on February 3, 2018 and not earlier than the close of business on December 5, 2017.  The notice must comply with the applicable requirements of the Bylaws attached hereto as Exhibit 3.1.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of United Parcel Service, Inc. (November 17, 2017)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: November 17, 2017	By:	/s/ Norman M. Brothers, Jr.
Norman M. Brothers, Jr. Senior Vice President, General Counsel and Corporate Secretary